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                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

          SIGNATURE                                                     DATE
          ---------                                                     ----


    /s/ GILBERT F. AMELIO
- -----------------------------------                           March 14, 1994
        Gilbert F. Amelio

    /s/ PETER J. SPRAGUE
- -----------------------------------                           March 15, 1994
       Peter J. Sprague

    /s/  GARY P. ARNOLD
- -----------------------------------                           March 10, 1994
       Gary P. Arnold

   /s/ ROBERT BESHAR
- -----------------------------------                           March 10, 1994
       Robert Beshar

  /s/ MODESTO A. MAIDIQUE
- -----------------------------------                           March 15, 1994
       Modesto A. Maidique

  /s/ J. TRACY O'ROURKE
- -----------------------------------                           March 10, 1994
       J. Tracy O'Rourke

  /s/ CHARLES E. SPORCK
- -----------------------------------                           March 11, 1994
       Charles E. Sporck

  /s/ DONALD E. WEEDEN
- -----------------------------------                           March 10, 1994
       Donald E. Weeden


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                           POWER OF ATTORNEY (Page 2)

  /s/ DONALD MACLEOD
- -----------------------------------                           March 11, 1994
       Donald Macleod

 /s/ ROBERT B. MAHONEY
- -----------------------------------
                                                              March 14, 1994
       Robert B. Mahoney